EXHIBIT 10.11
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                       FIRST AMENDMENT TO LEASE AGREEMENT

         FIRST AMENDMENT TO LEASE AGREEMENT dated July 10, 2002 (the "Lease Amendment"), by and between B & B Lakeview Realty Corp. (the "Landlord") and DriverShield Corp. (the "Tenant").

         WHEREAS, the Landlord and the Tenant have heretofore executed and delivered a Lease dated May 28, 2002 (the "Lease"); and

         WHEREAS, the Landlord and Tenant have felt it necessary to amend certain terms of the Lease;

         NOW THEREFORE, the Landlord and the Tenant agree as follows:

1. Section 6 of the Basic Lease Information Rider (the "BLI Rider"). The last sentence of Section 6 of the BLI Rider is hereby deleted in it entirety and replaced with the following language: Upon the execution of this Lease Amendment, the Tenant shall pay the Landlord for any costs associated with the Landlord's Work that exceeds the sum of $******* (the "Tenant's Portion"), payable as follows: (a) $51,000 payable to the Landlord and (b) the balance payable into the Escrow Account. The parties hereby agree that an escrow account shall be established, the escrow agent to be mutually agreed upon between the Landlord and the Tenant, for disbursement to the Landlord's contractor in the form of progress payments, at the discretion of the Landlord, for the contractor's completion of the Landlord's Work (the "Escrow Account"). The Tenant shall make additional payments into the Escrow Account should the Tenant's Portion exceed the Tenant's initial payment into the Escrow Account. Additionally, the Tenant shall be refunded the balance in the Escrow Account should the Tenant's Portion be less than the Tenant's initial payment.

2. The Landlord and its shareholders individually (Barry Siegel, Barry J. Spiegel and Kenneth J. Friedman) (the "Guarantors"), shall jointly and severally guaranty the completion of the Landlord's Work by the Landlord's contractor and should the Landlord's Work not be completed to the point of Substantial Completion, as defined in the Lease, for whatever reason, then the Guarantors will be responsible for completing the Landlord's Work as set forth in the Lease at their sole cost and expense.


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IN WITHNESS WHEREOF, the parties hereto have executed this Lease Amendment as of the date written below.

B & B LAKEVIEW REALTY CORP.                 DRIVERSHIELD CORP.

By:                                         By:
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Name:                                       Name:
     ----------------------                      ----------------------

Title:                                      Title:
      ---------------------                       ---------------------

Date:                                       Date:
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BARRY SIEGEL (INDIVIDUALLY,                 BARRY J. SPIEGEL  (INDIVIDUALLY,
LIMITED TO SECTION 2 HEREIN)                LIMITED TO SECTION 2 HEREIN)

By:                                         By:
   ------------------------                    ------------------------

Date:                                       Date:
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KENNETH J. FRIEDMAN        (INDIVIDUALLY, LIMITED TO
                                    SECTION 2 HEREIN)

By:
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Date:
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